EXHIBIT 10.23
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                        AMENDMENT TO EMPLOYMENT AGREEMENT

     This Amendment dated June 11, 2007 (the "Amendment") to the Employment Agreement dated January 6, 2006 (the "Employment Agreement") by and between Thomas Pharmaceuticals, Inc., (hereinafter referred to as the "Company"), a New Jersey corporation, having an office at 750 Highway 34, Matawan, New Jersey 07747 and John E. Lucas, 1255 North Gulfstream Avenue, Apartment 703, Sarasota, Florida, 34236 (hereinafter referred to as the "Executive").

                              W I T N E S S E T H :

     WHEREAS, the Company and the Executive desire to amend the Employment Agreement;

     NOW, THEREFORE, in consideration of the premises, the parties agree as follows:

     1. Effective March 15, 2007, Paragraph 3 is hereby amended so that any reference to the title of "Chief Executive Officer" shall hereinafter be revised to read as "President and Chief Executive Officer".

     2. Subparagraph 4(f) is hereby deleted in its entirety and replaced entirely with the following:

     Notwithstanding anything to the contrary, effective March 1, 2007, the Company and the Executive hereby agree that any and all compensation owed and payable to the Executive may be paid in the form of Company's Class A Common Stock at the option of the Company.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.

                                        THOMAS PHARMACEUTICALS, LTD.

                                        By: /s/ Jerry Mahoney
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                                            Jerry Mahoney
                                            Non-executive Chairman
                                            of the Board


                                        JOHN E. LUCAS

                                        By: /s/ John E. Lucas
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